UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 29, 2007

HERITAGE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

WASHINGTON	0-29480	91-1857900
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification No.

201 Fifth Avenue S.W. Olympia WA	98501
(Address of principal executive officers)	(Zip Code)

Registrant’s telephone number, including area code: (360) 943-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 – AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

The rules adopted by Nasdaq and other exchanges mandate that by January 1, 2008, all issuers become “Direct Registration” eligible, which means that all listed companies, such as Heritage Financial Corporation (the “Company”) be eligible to have their shares issued in uncertificated form. In addition, several articles needed to be amended to reflect the Company’s current organizational structure.

Accordingly, effective on November 29, 2007, the Company’s Board of Directors approved amending the Company’s Bylaws to allow the Company to issue uncertificated shares and reflect current organizational structure. The full text of the Amended Bylaws as adopted is attached as Exhibit 3.1 to this report and is incorporated in its entirety by reference.

ITEM 9.01	– FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements

– not applicable

(g)	Pro forma financial information

– not applicable

(c)	Shell company transactions

– not applicable

(d)	Exhibits:

3.01	Amended and Restated Bylaws of Heritage Financial Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 29, 2007

HERITAGE FINANCIAL CORPORATION

By:	/S/ BRIAN L. VANCE
Brian L. Vance President and Chief Executive Officer

3